UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2015

Date of reporting period:  February 28, 2015

Item 1. Reports to Stockholders.

Annual Report
February 28, 2015

AllianceBernstein/TWM Global Equity
& Covered Call Strategy Fund

Institutional Class Shares
(Trading Symbol: TWMLX)

Investor Class Shares
(Trading Symbol: TWMVX)

Investment Adviser

Tiedemann Wealth Management, LLC
520 Madison Avenue
26th Floor
New York, New York 10022
1-855-TWM-FUND (1-855-896-3863)

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULES OF INVESTMENTS, OPTIONS WRITTEN AND OPEN FUTURES CONTRACTS	11

STATEMENT OF ASSETS AND LIABILITIES	17

STATEMENT OF OPERATIONS	18

STATEMENT OF CHANGES IN NET ASSETS	19

FINANCIAL HIGHLIGHTS	20

NOTES TO FINANCIAL STATEMENTS	22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

NOTICE OF PRIVACY POLICY & PRACTICES	32

ADDITIONAL INFORMATION	33

Dear Shareholders,

For the one year ended February 28, 2015, the Fund had a total return of +4.83% versus +7.87% for the MSCI World Index (the “Index”).

The Fund focuses its security selection on large capitalization companies with long-term consistent growth of dividends and strong “quality” factors, proprietary measures devised by AllianceBernstein. While we are pleased with long-term returns, the Fund’s style continues its struggle relative to the returns of the broad Index as “quality” companies have generally not kept pace with the broader markets. In this letter we look to illustrate some of the quality metrics of the Fund’s portfolio investments and how they compare to the Index.

A main focus of the Fund is to identify companies that have attractive dividends and have also been able to consistently grow those dividends over time. The following chart from Morningstar Direct shows the Fund’s trailing twelve month dividend yield (gross of Fund expenses) versus the MSCI World Index by month over the past year. The Fund’s dividend yield (30-day SEC Yield 1.63% for TWMLX and 1.29% for TWMVX) has consistently exceeded that of the Index while the spread over the Index has improved due to an attractive dividend growth rate.

It is important to note that while dividend yield is important, the Fund does not seek it at the expense of quality of balance sheet and valuation which are also important in the construction of the portfolio. AllianceBernstein developed quality factors to seek a portfolio which balances a company’s dividend with balance sheet strength in order to maintain and grow those dividends. The next chart by Morningstar Direct shows the Fund’s trailing twelve month Debt/Capital Ratio which is one of the financial fundamentals used to measure a company’s capability to maintain its dividends. A smaller ratio signifies that a company has less debt and the chart shows the Fund’s ratio is consistently less than that of the Index.

Lastly, what multiple is the Fund paying to own each of the securities? A common metric used to quantify this is looking at a company’s trailing twelve month Price/Earnings (P/E) Ratio. When reviewing the Fund’s weighted average trailing twelve month P/E Ratio, the Morningstar Direct chart shows the Fund’s P/E Ratio is consistently lower than the Index with much lower variability from month-to-month.

While we find these Fund portfolio characteristics attractive, they certainly do not mean the Fund will perform better than the Index over every market cycle. In fact, while we believe that quality factors should provide strong absolute returns over the long-term, the Fund’s bias toward this factor will cause periods of performance tracking error relative to the Index as witnessed since inception. As a result, we believe it is important to inform our shareholders of these persistent factor biases to better assist in positioning the Fund within an overall diversified portfolio.

As of February 28, 2015, the Fund’s regional exposure relative to its Index is underweight the U.S. and Japan and overweight broad Europe. Amongst sectors, the Fund’s largest relative overweight is to Industrials and Healthcare and largest relative underweight is to Financial Services and Technology.

As of February 28, 2015, the Fund is invested in 69 companies located in the developed markets with a weighted average market capitalization of $63 billion and with covered calls against 45% of the portfolio.  For the year ended February 28, 2015, the covered calls contributed +0.45% to the Fund’s total return.

Thank you for investing with us and for your continued confidence.

Very truly yours,

Tiedemann Wealth Management, LLC

Past performance does not guarantee future results.

The information provided herein represents the opinion of the Fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks in differences in accounting methods. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of security prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The Price-to-Earnings Ratio, or P/E Ratio, is an equity valuation multiple. It is defined as market price per share divided by annual earnings per share.

The Debt/Capital Ratio is a measure of a company’s financial leverage calculated as a company’s debt divided by its total capital.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. MSCI World Index information is included for illustrative purposes only and is not intended to imply that any investment objective is similar to any index either in composition or in element of risk. It is not possible to invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedules of Investments, Options Written and Open Futures Contracts in this report for a complete list of Fund holdings.

The Fund is distributed by Quasar Distributors, LLC.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (for Investor Class shares) and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 - February 28, 2015).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Expense Example (Continued)
(Unaudited)

	Institutional Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2014 -
	September 1, 2014	February 28, 2015	February 28, 2015*
Actual	$1,000.00	$ 999.50	$5.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.99	$5.86

*	Expenses are equal to the Institutional Class’ annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Investor Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2014 -
	September 1, 2014	February 28, 2015	February 28, 2015*
Actual	$1,000.00	$ 997.50	$7.38
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45

*	Expenses are equal to the Investor Class’ annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Investment Highlights
(Unaudited)

The Fund’s investment objective is long-term capital appreciation and income. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of common stocks of issuers in developed markets throughout the world, including the United States.  In addition, the Fund uses options, including covered call options and index options, as well as futures contracts, to seek to enhance equity returns, to lower the overall volatility of the Fund’s investment portfolio and to generate income.  The Fund generally invests at least 80% of its net assets (including any borrowings for investment purposes) in an integrated strategy comprised of equity securities of companies with large market capitalizations and writing (selling) covered call options on a portion of the equity securities held in the Fund’s portfolio.  Under normal market conditions, the Fund generally invests in securities of issuers from at least three different countries (including the United States), with at least 40% of the Fund’s net assets invested in foreign securities. The Fund’s geographic allocation of portfolio assets as of February 28, 2015 is shown below.

Geographic Allocation of Portfolio Assets
(% of Long-Term Investments)

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of February 28, 2015

			Annualized
	One	Three	Since Inception
	Year	Years	(3/31/11)
Institutional Class Shares	4.83%	8.61%	8.02%
MSCI World Index	7.87%	13.26%	9.81%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-TWM-FUND (1-855-896-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Institutional Class shares. The graph does not reflect any future performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets.  The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

Growth of $25,000 Investment

*	Inception Date

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of February 28, 2015

			Annualized
	One	Three	Since Inception
	Year	Years	(5/31/11)
Investor Class Shares	4.34%	8.28%	7.02%
MSCI World Index	7.87%	13.26%	9.66%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-TWM-FUND (1-855-896-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Investor Class shares. The graph does not reflect any future performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets.  The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund

Schedule of Investments

February 28, 2015

	Shares	Value

COMMON STOCKS 97.79%

Aerospace & Defense 4.30%
BAE Systems PLC (a)	472,290	$3,870,951
United Technologies Corp. (c)	84,500	10,301,395
		14,172,346

Air Freight & Logistics 1.43%
CH Robinson Worldwide, Inc.	34,230	2,543,289
Expeditors International of Washington, Inc.	44,990	2,173,017
		4,716,306

Beverages 4.73%
Coca-Cola Co. (b)(c)	360,170	15,595,361

Capital Markets 1.69%
Aberdeen Asset Management PLC (a)	274,430	1,980,529
IGM Financial, Inc. (a)	43,370	1,536,563
T Rowe Price Group, Inc.	25,110	2,074,086
		5,591,178

Chemicals 3.80%
Air Liquide SA (a)	36,712	4,843,619
Air Products & Chemicals, Inc.	21,020	3,282,063
Novozymes A/S (a)	41,870	2,032,023
PPG Industries, Inc.	10,170	2,393,815
		12,551,520

Commercial Services & Supplies 1.03%
Aggreko PLC (a)	70,130	1,844,863
Babcock International Group PLC (a)	100,600	1,565,127
		3,409,990

Distributors 0.69%
Genuine Parts Co.	23,720	2,279,018

Diversified Financial Services 1.31%
Groupe Bruxelles Lambert SA (a)	19,700	1,721,267
McGraw-Hill Financial, Inc.	25,090	2,586,779
		4,308,046

Electric Utilities 0.97%
SSE PLC (a)	131,300	3,184,438

Electrical Equipment 1.26%
Emerson Electric Co.	71,560	4,144,755

Energy Equipment & Services 0.41%
Amec Foster Wheeler PLC (a)	101,070	1,369,783

Food & Staples Retailing 0.88%
Woolworths Ltd. (a)	121,970	2,919,019

Food Products 5.89%
Nestle SA (a)(b)(c)	198,850	15,540,883
Unilever NV (a)	89,280	3,879,976
		19,420,859

The accompanying notes are an integral part of these financial statements.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value

Hotels, Restaurants & Leisure 3.84%
McDonald’s Corp. (c)	94,670	$9,362,863
Oriental Land Co. Ltd. (a)	12,300	3,320,510
		12,683,373

Industrial Conglomerates 2.56%
3M Co. (c)	50,060	8,442,619

Insurance 8.90%
Aflac, Inc. (c)	116,210	7,234,073
Chubb Corp.	45,340	4,554,403
Cincinnati Financial Corp.	41,730	2,201,675
Great-West Lifeco, Inc. (a)	76,500	2,157,739
Muenchener Rueckversicherungs AG (a)(c)	53,060	11,013,164
PartnerRe Ltd. (a)	19,100	2,186,950
		29,348,004

IT Services 2.23%
Automatic Data Processing, Inc.	35,650	3,167,146
Computershare Ltd. (a)	172,920	1,697,260
Paychex, Inc.	49,790	2,481,285
		7,345,691

Machinery 1.80%
Atlas Copco AB (a)	80,930	2,607,993
Dover Corp.	23,490	1,692,455
IMI PLC (a)	76,410	1,627,158
		5,927,606

Media 2.81%
Pearson PLC (a)	152,120	3,328,131
Sky PLC (a)	138,400	2,124,811
WPP PLC (a)	161,280	3,810,475
		9,263,417

Multiline Retail 0.65%
Next PLC (a)	18,440	2,131,550

Office Electronics 0.99%
Canon, Inc. (a)	100,200	3,259,071

Oil, Gas & Consumable Fuels 10.61%
Canadian Natural Resources Ltd. (a)	162,180	4,717,114
Chevron Corp. (c)	127,270	13,577,164
Crescent Point Energy Corp. (a)	54,940	1,355,811
Exxon Mobil Corp. (b)(c)	155,430	13,761,772
Imperial Oil Ltd. (a)	41,610	1,605,685
		35,017,546

The accompanying notes are an integral part of these financial statements.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value

Pharmaceuticals 16.30%
Eli Lilly & Co. (c)	131,400	$9,220,338
Johnson & Johnson (b)(c)	154,060	15,792,691
Roche Holdings AG (a)(c)	53,060	14,458,293
Sanofi (a)(c)	146,080	14,287,770
		53,759,092

Professional Services 0.49%
Intertek Group PLC (a)	41,840	1,631,307

Real Estate Management & Development 2.59%
Cheung Kong Holdings Ltd. (a)	328,600	6,504,250
Daito Trust Construction Co. Ltd. (a)	18,900	2,048,803
		8,553,053

Semiconductors & Semiconductor Equipment 4.28%
Intel Corp. (c)	283,290	9,419,392
Linear Technology Corp.	44,360	2,137,487
Texas Instruments, Inc.	43,550	2,560,740
		14,117,619

Software 3.09%
CA, Inc.	71,400	2,321,928
CDK Global, Inc.	11,850	554,935
Dassault Systemes (a)	32,260	2,254,177
SAP SE (a)	71,890	5,054,824
		10,185,864

Specialty Retail 2.30%
Ross Stores, Inc.	29,940	3,167,951
Tiffany & Co.	20,640	1,820,861
TJX Companies, Inc.	37,870	2,599,397
		7,588,209
Textiles, Apparel & Luxury Goods 0.70%
Burberry Group PLC (a)	79,600	2,294,535

Tobacco 3.21%
British American Tobacco PLC (a)	181,910	10,605,743

Trading Companies & Distributors 0.57%
WW Grainger, Inc.	7,990	1,892,911

Wireless Telecommunication Services 1.48%
KDDI Corp. (a)	70,543	4,895,784
TOTAL COMMON STOCKS (Cost $285,735,382)		322,605,613

The accompanying notes are an integral part of these financial statements.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS 1.83%
HCP, Inc. (b)	78,870	$3,340,933
Public Storage	13,620	2,686,137
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,171,905)		6,027,070

SHORT-TERM INVESTMENTS 0.00%
STIT-Treasury Portfolio 0.010% (d)	202	202
TOTAL SHORT-TERM INVESTMENTS (Cost $202)		202
Total Investments (Cost $290,907,489) 99.62%		328,632,885
Other Assets in Excess of Liabilities 0.38%		1,268,931
TOTAL NET ASSETS 100.00%		$329,901,816

(a)	Foreign issued security denominated in U.S. dollars.
(b)	All or a portion of this security is pledged as collateral for options written. See Note 2 in the Notes to Financial Statements.
(c)	All or a portion of this security may be subject to call options written.
(d)	Variable rate security; the rate shown represents the rate at February 28, 2015.
Abbreviations:
AGAktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.Limited Liability Company
NVNaamloze Vennootschap is the Dutch term for a public limited liability company.
PLCPublic Limited Company
SAGenerally designates corporations in various countries, mostly those employing the civil law.
SEGenerally designates a European public company.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund

Schedule of Options Written

February 28, 2015

	Contracts	Value

CALL OPTIONS
3M Co.
Expiration: April, 2015, Exercise Price: $170.00	403	$107,601
Aflac, Inc.
Expiration: May, 2015, Exercise Price: $65.00	700	36,400
Chevron Corp.
Expiration: March, 2015, Exercise Price: $120.00	720	1,440
Expiration: April, 2015, Exercise Price: $115.00	420	18,060
Coca-Cola Co.
Expiration: April, 2015, Exercise Price: $46.00	1,660	36,520
Expiration: May, 2015, Exercise Price: $44.00	1,450	131,950
Eli Lilly & Co.
Expiration: March, 2015, Exercise Price: $75.00	1,060	11,660
Exxon Mobil Corp.
Expiration: May, 2015, Exercise Price: $92.50	470	55,930
Expiration: May, 2015, Exercise Price: $95.00	470	27,730
Intel Corp.
Expiration: March, 2015, Exercise Price: $40.00	1,600	1,600
Expiration: April, 2015, Exercise Price: $39.00	900	4,500
iShares MSCI EAFE ETF
Expiration: March, 2015, Exercise Price: $64.00	1,200	188,400
Expiration: April, 2015, Exercise Price: $64.00	1,100	216,700
Johnson & Johnson
Expiration: March, 2015, Exercise Price: $110.00	450	2,250
Expiration: April, 2015, Exercise Price: $105.00	800	66,400
McDonald’s Corp.
Expiration: May, 2015, Exercise Price: $100.00	766	219,076
Muenchener Rueckversicherungs AG
Expiration: March, 2015, Exercise Price: $195.83 (a)	304	339,679
Nestle SA
Expiration: April, 2015, Exercise Price: $77.62 (a)	1,770	261,782
Roche Holdings AG
Expiration: April, 2015, Exercise Price: $283.21 (a)	190	27,901
Expiration: May, 2015, Exercise Price: $283.21 (a)	250	57,154
Sanofi
Expiration: March, 2015, Exercise Price: $89.52 (a)	420	357,904
Expiration: March, 2015, Exercise Price: $94.00 (a)	420	186,825
Expiration: April, 2015, Exercise Price: $98.48 (a)	466	105,859
United Technologies Corp.
Expiration: May, 2015, Exercise Price: $130.00	700	45,500
Total Options Written (Premiums received $1,656,104)		$2,508,821

(a)	Foreign issued security denominated in U.S. dollars.

The accompanying notes are an integral part of these financial statements.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund

Schedule of Open Futures Contracts

February 28, 2015

	Number			Unrealized
	of Contracts	Notional	Settlement	Appreciation/
Description	Purchased	Value	Month	(Depreciation)
E-mini MSCI EAFE	7	$656,355	March-15	$18,278
E-mini S&P 500	8	841,120	March-15	13,743
Total Futures Contracts Purchased		$1,497,475		$32,021

The accompanying notes are an integral part of these financial statements.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund

Statement of Assets and Liabilities

February 28, 2015

Assets
Investment, at value (cost $290,907,489)	$328,632,885
Cash	78,511
Foreign currencies, at value (cost $197,990)(1)	194,013
Receivable for investments sold	2,101,167
Deposit for futures at broker	56,535
Dividends and interest receivable(2)	976,007
Dividend tax reclaim receivable	718,363
Receivable for Fund shares sold	375,692
Other Assets	18,458
Total Assets	333,151,631

Liabilities
Options written, at value (premiums received $1,656,104)	2,508,821
Payable to Custodian	359,000
Payable for Fund shares redeemed	1,850
Payable to affiliates	81,311
Payable to Adviser	250,432
Payable for distribution fees	72
Payable for shareholder servicing fees	31
Accrued expenses and other liabilities	48,298
Total Liabilities	3,249,815

Net Assets	$329,901,816
Net Assets Consist Of:
Paid-in capital	$300,692,299
Accumulated undistributed net investment income	374,625
Accumulated net realized loss	(7,972,530)
Net unrealized appreciation (depreciation) on:
Investments	37,725,396
Foreign currency translation	(97,278
Futures contracts	32,021
Written options contracts	(852,717)
Net Assets	$329,901,816
Institutional Class Shares:
Net Assets	329,891,142
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	30,167,648
Net asset value, redemption price, and offering price per share	$10.94
Investor Class Shares:
Net Assets	10,674
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	975
Net asset value, redemption price, and offering price per share	$10.95

(1)	A portion of this amount serves as collateral for options written.
(2)	Net of $27,333 in dividend withholding tax payable.

The accompanying notes are an integral part of these financial statements.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund

Statement of Operations

For the Year Ended February 28, 2015

Investment Income
Dividend income(1)	$9,576,045
Interest income	509
Total Investment Income	9,576,554

Expenses
Management fees	3,474,336
Administration fees	364,537
Custody fees	64,048
Federal and state registration fees	42,668
Transfer agent fees and expenses	39,885
Audit and tax fees	28,939
Fund accounting fees	20,013
Chief Compliance Officer fees and expenses	12,511
Legal fees	8,958
Reports to shareholders	7,088
Trustees’ fees and related expenses	5,443
Distribution (12b-1) fees - Investor Class	72
Shareholder servicing fees - Investor Class	29
Other expenses	27,286
Total expenses	4,095,813
Net Investment Income	5,480,741

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	24,254,111
Foreign currency translation	41,825
Futures contracts closed	286,216
Written option contracts expired or closed	593,584
Change in net unrealized appreciation (depreciation) on:
Investments	(13,704,383)
Foreign currency translations	(117,201)
Futures contracts	1,800
Written options contracts	(976,139)
Net Realized and Unrealized Gain on Investments	10,379,813
Net Increase in Net Assets from Operations	$15,860,554

(1)	Net of $666,823 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2015	February 28, 2014
From Operations
Net investment income	$5,480,741	$4,974,994
Net realized gain (loss) from:
Investments	24,254,111	20,275,336
Foreign currency translation	41,825	(243,582)
Futures contracts closed	286,216	555,870
Written option contracts expired or closed	593,584	(5,643,218)
Change in net unrealized appreciation (depreciation) on:
Investments	(13,704,383)	16,879,767
oreign currency translation	(117,201)	75,739
Future contracts	1,800	(127,768)
Written options contracts	(976,139)	2,278,450
Net increase in net assets resulting from operations	15,860,554	39,025,588

From Distributions
Net investment income - Institutional Class	(5,634,202)	(4,825,771)
Net investment income - Investor Class	(626)	(11)
Net realized gains - Institutional Class	(24,216,125)	(17,907,420)
Net realized gains - Investor Class	(770)	(62)
Net decrease in net assets resulting from distributions paid	(29,851,723)	(22,733,264)

From Capital Share Transactions
Proceeds from shares sold - Institutional Class	76,987,115	99,237,372
Proceeds from shares sold - Investor Class	10,577	60,004
Shares issued in reinvestment of distributions - Institutional Class	632,502	582,562
Payments for shares redeemed - Institutional Class	(77,183,108)	(104,740,378)
Payments for shares redeemed - Investor Class	(64,632)	—
Net increase/(decrease) in net assets
from capital share transactions	382,454	(4,860,440)

Total Increase (Decrease) In Net Assets	(13,608,715)	11,431,884
Net Assets
Beginning of period	343,510,531	332,078,647
End of period	$329,901,816	$343,510,531
Accumulated Undistributed Net Investment Income	$374,625	$486,887

The accompanying notes are an integral part of these financial statements.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Period Ended
	February 28,	February 28,	February 28,	February 29,
	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$11.41	$10.86	$10.43	$10.00
Income from investment operations:
Net investment income(2)	0.18	0.17	0.22	0.15
Net realized and unrealized
gains on investments	0.32	1.16	0.64	0.40
Total from investment operations	0.50	1.33	0.86	0.55

Less distributions paid:
From net investment income	(0.18)	(0.15)	(0.20)	(0.12)
From capital gains	(0.79)	(0.63)	(0.23)	—
Total distributions paid	(0.97)	(0.78)	(0.43)	(0.12)
Net Asset Value, End of Period	$10.94	$11.41	$10.86	$10.43
Total Return(3)	4.83%	12.60%	8.53%	5.57%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$329,891	$343,448	$332,078	$312,861
Ratio of expenses to average net assets(4)	1.17%	1.17%	1.16%	1.18%
Ratio of net investment income
to average net assets(4)	1.56%	1.48%	2.12%	1.60%
Portfolio turnover rate(3)	53.23%	71.30%	89.65%	25.73%

(1)	The Institutional Class shares commenced operations on March 31, 2011.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one full year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund – Investor Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Period Ended
	February 28,	February 28,	February 28,	February 29,
	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$11.44	$10.87	$10.43	$10.37
Income from investment operations:
Net investment income(2)	0.20	0.06	0.19	0.07
Net realized and unrealized
gains on investments	0.25	1.26	0.65	0.08
Total from investment operations	0.45	1.32	0.84	0.15

Less distributions paid:
From net investment income	(0.15)	(0.12)	(0.17)	(0.09)
From capital gains	(0.79)	(0.63)	(0.23)	—
Total distributions paid	(0.94)	(0.75)	(0.40)	(0.09)
Net Asset Value, End of Period	$10.95	$11.44	$10.87	$10.43
Total Return(3)	4.34%	12.41%	8.24%	1.57%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$11	$63	$1	$1
Ratio of expenses to average net assets(4)	1.50%	1.52%	1.51%	1.53%
Ratio of net investment income
to average net assets(4)	1.75%	0.53%	1.77%	1.25%
Portfolio turnover rate(3)	53.23%	71.30%	89.65%	25.73%

(1)	The Investor Class shares commenced operations on May 31, 2011.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one full year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Notes to Financial Statements
February 28, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund (the “Fund”), formerly known as the TWM Global Equity Income Fund, represents a distinct diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation and income.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund currently offers two classes of shares, the Investor Class and the Institutional Class.  The Investor Class shares are subject to a 0.35% Rule 12b-1 distribution and shareholder servicing fee.  Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares.  The classes differ principally in their respective distribution expenses.  The Fund’s registration statement became effective on March 28, 2011.  The Institutional Class shares commenced operations on March 31, 2011.  The Investor Class shares commenced operations on May 31, 2011.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Tiedemann Wealth Management, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is generally valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Exchange traded options, including options written, are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Foreign options, including options written, are valued at the mean of the available bid and ask price or the last price if a mean is not available.  If reliable market quotations are not readily available foreign options shall be valued at a price, supplied by a pricing service (“Pricing Service”) approved by the Trust’s Board of Trustees (the “Board of Trustees”), which is in the opinion of such Pricing Service representative of the fair value of such securities or assets as of the time of determination of the Fund’s net asset value (“NAV”), it being the opinion of the Board of Trustees that the valuations supplied by such Pricing Service accurately reflect the fair value of such securities or assets and will generally be classified as Level 2.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Notes to Financial Statements (Continued)
February 28, 2015

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  The Fund will value foreign securities at prices supplied by a Pricing Service which take into account such events.  In such cases, uses of these evaluated prices can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  These securities will generally be classified as Level 2.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the NAV of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —
Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and international securities evaluated in accordance with the Fund’s policy on international fair valuation).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2015:

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Notes to Financial Statements (Continued)
February 28, 2015

Summary of Fair Value Exposure at February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stock(1)	$178,897,526	$143,708,087	$—	$322,605,613
Real Estate Investment Trusts	6,027,070	—	—	6,027,070
Short-Term Investments	202	—	—	202
Total Assets	$184,924,748	$143,708,087	$—	$328,632,885
Liabilities:
Options Written	$2,497,161	$11,660	$—	$2,508,821
Total Liabilities	$2,497,161	$11,660	$—	$2,508,821
Other Financial Instruments(2)	$32,021	$—	$—	$32,021

(1)	See the Schedule of Investments for industry classifications.
(2)	Other financial instruments are futures contracts not reflected in the Schedule of Investments, which are reflected at the unrealized appreciation (depreciation) on the instruments.

The Fund did not invest in any Level 3 securities during the year ended February 28, 2015.  There were no significant transfers between levels during the year ended February 28, 2015.  It is the Fund's policy to record transfers between levels at the end of the reporting period.

Derivative Instruments

The Fund may invest in derivative instruments such as futures contracts and options written.

Statement of Assets & Liabilities - Values of derivative instruments as of February 28, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for	Statement of Assets		Statement of Assets
as hedging instruments	and Liabilities Location	Value	and Liabilities Location	Value
Equity Contracts - Options	Not		Options written,
	Applicable	$—	at value	$2,508,821
Equity Contracts - Futures	Deposit for		Not
	futures at		Applicable
	broker*	32,021		—
Total		$32,021		$2,508,821

*
Reflects unrealized appreciation of futures contracts as reported in the Schedule of Open Futures Contracts.  Only current day’s variation margin is separately reflected in the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for
as hedging instruments	Options	Futures	Total
Equity Contracts	$593,584	$286,216	$879,800
Total	$593,584	$286,216	$879,800

Change in Net Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for
as hedging instruments	Options	Futures	Total
Equity Contracts	$(976,139)	$1,800	$(974,339)
Total	$(976,139)	$1,800	$(974,339)

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Notes to Financial Statements (Continued)
February 28, 2015

ASU 2011-11 “Disclosure about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments.  The Fund is not subject to any Master Netting Arrangements, therefore the Fund was not required to offset any assets or liabilities.

(b)	Options

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into written call options to hedge against changes in the value of equities. The Fund’s option component of the overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund enters into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.  As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended February 28, 2015 were as follows:

Call Options	Contracts	Premiums

Outstanding, beginning of year	13,157	$855,376
Options written	57,826	4,523,701
Options terminated in closing transactions	(10,583)	(672,427)
Options exercised	(2,292)	(211,221)
Options expired	(39,419)	(2,839,325)
Outstanding, end of year	18,689	$1,656,104

As of February 28, 2015, the fair value of long positions and foreign currency which served as collateral for call options written was $34,981,113.  The collateral is held within a segregated account at the custodian pursuant to a tri-party agreement between the Fund, custodian and broker.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Notes to Financial Statements (Continued)
February 28, 2015

During the year ended February 28, 2015, there was no purchased option activity.  As of February 28, 2015, there were no purchased options contracts outstanding.

(c)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Currency gains or losses realized between trade and settlement dates on securities transactions, the sale of foreign currencies and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid are reported as realized gain (loss) on foreign currency translation.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.  Other unrealized gains (losses) arising from changes in the values of assets and liabilities resulting from changes in the exchange rates are reported within unrealized gains (losses) on foreign currency translation.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(d)	Futures

The Fund entered into futures contracts traded on domestic exchanges, including stock index futures contracts.  Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.  Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities.  The amount of collateral as of February 28, 2015 was $56,535.  This collateral is required to be adjusted daily to reflect the fair value of the purchase obligation for long futures contracts or the fair value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.  Futures contracts also expose the Fund to counterparty credit risk.  The Fund will not enter into these

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Notes to Financial Statements (Continued)
February 28, 2015

contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

During the year ended February 28, 2015, the average monthly notional amount of long futures positions was $4,631,992.

(e)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and will make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended February 28, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended February 28, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal taxing authorities for the tax periods since the commencement of operations.

(f)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  These differences are either temporary or permanent in nature.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets will be adjusted.

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(i)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution (12b-1) fees and shareholder servicing fees are expensed at 0.25% and 0.10%, respectively, of average daily net assets of the Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Notes to Financial Statements (Continued)
February 28, 2015

(j)	Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order.  Dividend income, less net foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(3)	Federal Tax Matters

The tax character of distributions paid during the periods ended February 28, 2015 and February 28, 2014 were as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$5,634,828	$8,471,452
Long-Term Capital Gain	$24,216,895	$14,261,812

As of February 28, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$300,085,632
Gross tax unrealized appreciation	47,827,776
Gross tax unrealized depreciation	(19,280,523)
Net tax unrealized appreciation	28,547,253
Undistributed ordinary income	374,625
Undistributed long-term capital gain	1,237,635
Total distributable earnings	1,612,260
Other accumulated losses	(949,996)
Total accumulated earnings	$29,209,517

Distributable earnings for tax and financial reporting purposes differ principally due to the deferral of losses on wash sales and straddle adjustments, and the mark to market of futures contracts.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2015, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income/(Loss)	$41,825
Accumulated Net Realized Gain/(Loss)	(41,825)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.99% of the Fund’s average daily net assets.

Sub-advisory services are provided to the Fund, pursuant to an agreement between the Adviser and AllianceBernstein L.P.  Under the terms of the agreement, the Adviser compensates AllianceBernstein L.P. based on a percentage of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 28, 2016, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.75% and 1.40% (the

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Notes to Financial Statements (Continued)
February 28, 2015

“Expense Limitation Cap”) of the Fund’s average daily net assets for the Investor Class and Institutional Class shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  There were no such waivers during the year ended February 28, 2015.  As of February 28, 2015, there were no prior waivers subject to recoupment.

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investor Class shares for services to prospective Fund shareholders and distribution of the Fund’s Investor Class shares.  During the year ended February 28, 2015, the Fund incurred distribution fees of $72 pursuant to the 12b-1 Plan.

The 12b-1 Plan also authorizes payment of a shareholder servicing fee to the Distributor of 0.10% of the average daily net assets of the Investor Class shares.  During the year ended February 28, 2015, the Fund incurred shareholder servicing fees of $29 pursuant to the 12b-1 Plan.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended February 28, 2015, the Fund incurred $364,537 in administration fees.  At February 28, 2015, the Administrator was owed fees of $58,049.

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended February 28, 2015, the Fund incurred $20,013, $39,885, and $64,048 in fund accounting, transfer agency, and custody fees, respectively.  At February 28, 2015, fees of $3,368, $6,666 and $11,138 were owed for fund accounting, transfer agency, and custody fees, respectively.

The Fund also has a line of credit with US Bank (see Note 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended February 28, 2015, the Fund was allocated $12,511 of the Trust’s Chief Compliance Officer fee.  At February 28, 2015, fees of $2,090 were owed by the Fund to USBFS for Chief Compliance Officer services.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Notes to Financial Statements (Continued)
February 28, 2015

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Institutional Class

	Year Ended	Year Ended
	February 28, 2015	February 28, 2014
Shares sold	6,753,428	8,809,452
Shares reinvested	60,196	52,700
Shares redeemed	(6,739,018)	(9,343,657)
Net increase (decrease)	74,606	(481,505)

Investor Class

	Year Ended	Year Ended
	February 28, 2015	February 28, 2014
Shares sold	926	5,391
Shares redeemed	(5,440)	—
Net increase (decrease)	(4,514)	5,391

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended February 28, 2015, were $183,341,733 and $205,473,819, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At February 28, 2015, Tiedemann Trust Company, for the benefit of its customers, held 87.05% of the outstanding shares of the Institutional Class shares.  At February 28, 2015, Tiedemann Trust Company, for the benefit of its customers, held 99.96% of the Investor Class shares.  Tiedemann Trust Company is affiliated with the Adviser.

(10)	Line of Credit

The Fund has a line of credit in the amount of the lesser of $40,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined and matures on August 13, 2015.  This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime 3.25% rate (as of February 28, 2015). The credit facility is with the Fund’s custodian, US Bank.  During the year ended February 28, 2015, the Fund had borrowings on the line of credit on forty-seven days, with an average borrowing and interest rate on those days of $2,553,532 and 3.25%, respectively.  Interest expense of $10,763 incurred during the period is included within other expenses on the Statement of Operations.  The June 24, 2014 balance of $14,178,000 was the maximum amount of borrowings during the year ended February 28, 2015.  There was an outstanding balance of $359,000 on the line of credit at February 28, 2015.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of the AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund and
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund (the “Fund”), a portfolio of the diversified series constituting Trust for Professional Managers, as of February 28, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2015, the results of its operations for the period then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
April 29, 2015

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Additional Information
(Unaudited)

Tax Information

The Fund designated 100.00% of its ordinary income distribution for the year ended February 28, 2015, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2015, 100.00% of the dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

For the year ended February 28, 2015, the Fund designated 0.00% of ordinary distributions paid as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended February 28, 2015.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-TWM-FUND (1-855-896-3863).

Independent Trustees

				Number of
		Term of		Portfolios
	Position(s)	Office and		in Trust	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen	Directorships
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and Chair, Department	38	Independent Trustee, USA
615 E. Michigan St.		Term; Since	of Accounting, Marquette University		MUTUALS (an open-end
Milwaukee, WI 53202		August 22,	(2004–present).		investment company with
Age: 59		2001			two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest Airlines, Inc.	38	Independent Trustee, USA
615 E. Michigan St.		Term; Since	(airline company) (1986–present).		MUTUALS (an open-end
Milwaukee, WI 53202		August 22,			investment company with
Age: 58		2001			two portfolios).

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of		Portfolios
	Position(s)	Office and		in Trust	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen	Directorships
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–present);	38	Independent Trustee,
615 E. Michigan St.		Term; Since	Managing Director, Chief		Gottex Multi-Asset
Milwaukee, WI 53202		October 23,	Administrative Officer (“CAO”)		Endowment fund complex
Age: 71		2009	and Chief Compliance Officer		(three closed-end
			(“CCO”), Granite Capital		investment companies);
			International Group, L.P. (an investment		Independent Trustee,
			management firm) (1994–2011).		Gottex Multi-Alternatives
fund complex (three
closed-end investment
companies); Independent
Manager, Ramius IDF
fund complex (two
closed-end investment
companies); Independent
Trustee, Gottex Trust
(an open-end investment
company with one
portfolio).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice President, U.S. Bancorp	38	Trustee, Buffalo Funds
615 E. Michigan St.	and Trustee	Term; Since	Fund Services, LLC (1994–present).		(an open-end investment
Milwaukee, WI 53202		August 22,			company with ten
Age: 52		2001			portfolios); Trustee, USA
MUTUALS (an open-end
investment company with
two portfolios).

John P. Buckel	President	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	and Principal	Term; Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Executive	January 24,	(2004–present).
Age: 57	Officer	2013

Jennifer A. Lima	Vice President,	Indefinite	Mutual Fund Administrator, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Treasurer and	Term; Since	Fund Services, LLC (2002–present).
Milwaukee, WI 53202	Principal	January 24,
Age: 41	Financial and	2013
Accounting
Officer

Rachael A. Spearo	Secretary	Indefinite	Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.		Term; Since	Fund Services, LLC (2004–present).
Milwaukee, WI 53202		November 15,
Age: 35		2005

Adam W. Smith	Assistant	Indefinite	Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Secretary	Term; Since	Fund Services, LLC (April 2012–
Milwaukee, WI 53202		January 22,	present); Research Associate,
Age: 33		2015	Vista360, LLC (May 2010–
April 2012), Student, Marquette
University Law School (August
2007–May 2012).

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of		Portfolios
	Position(s)	Office and		in Trust	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen	Directorships
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice President,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Officer, Vice	July 1,	LLC, (January 2014–present);
Age: 54	President and	2014	Senior Vice President,
	Anti-Money		Ariel Investments, LLC,
	Laundering		(2010–2013); Vice President,
	Officer		Ariel Investments, LLC,
(2003–2010).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund Administrator, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Fund Services, LLC (2008–present).
Milwaukee, WI 53202		July 21,
Age: 32		2011

Peter J. Chappy	Assistant	Indefinite	Mutual Fund Administrator, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Fund Services, LLC (2008–present).
Milwaukee, WI 53202		January 22,
Age: 39		2015

Cullen O. Small	Assistant	Indefinite	Mutual Fund Administrator, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Fund Services, LLC (2010–present).
Milwaukee, WI 53202		January 22,
Age: 27		2015

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995.  These include any Adviser, sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-896-3863. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-896-3863, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-896-3863 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund

Investment Adviser	Tiedemann Wealth Management, LLC
520 Madison Avenue
26th Floor
New York, New York 10022

Sub-Adviser	AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

GECCS-0151-0215

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the Registrant’s Form N-CSR filed on May 8, 2012.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2015	FYE 2/28/2014
Audit Fees	$23,000	$17,250
Audit-Related Fees	0	0
Tax Fees	$4,950	$2,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touch applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2015	FYE 2/29/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2015	FYE 2/29/2014
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on May 8, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  April 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date April 30, 2015

By (Signature and Title)* /s/ Jennifer Lima
 Jennifer Lima, Treasurer

Date April 30, 2015

* Print the name and title of each signing officer under his or her signature.